Exhibit 10.19

[***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO COMPREHENSIVE BEVERAGE AGREEMENTS

This Amendment to Comprehensive Beverage Agreement (this “Amendment”) is entered into on October 2, 2017 (the “Effective Date”), by and between The Coca-Cola Company, a Delaware corporation (“Company”), Coca-Cola Refreshments USA, Inc., a Delaware corporation and a wholly owned subsidiary of Company (“CCR”), Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“CCBCC”), Piedmont Coca-Cola Bottling Partnership, a Delaware general partnership (“Piedmont”), and CCBC of Wilmington, Inc., a Delaware corporation (“CCBC Wilmington”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the CBAs (as hereinafter defined).
RECITALS

WHEREAS, Company, CCR and CCBCC are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line and Sub-Bottling (as amended hereby and from time to time hereafter, the “CCBCC CBA”), having an effective date of March 31, 2017, as amended by that certain First Amendment to Comprehensive Beverage Agreement dated April 28, 2017;
WHEREAS, Company and Piedmont are parties to (a) that certain Comprehensive Beverage Agreement Form EPB First-Line (as amended hereby and from time to time hereafter, the “Piedmont CBA”), having an effective date of March 31, 2017, and (b) that certain Comprehensive Beverage Agreement Form EPB First-Line (as amended hereby and from time to time hereafter, the “Marion CBA”), having an effective date of March 31, 2017;
WHEREAS, Company and CCBC Wilmington are parties to that certain Comprehensive Beverage Agreement Form EPB First-Line (as amended hereby and from time to time hereafter, the “CCBC Wilmington CBA” and, together with the CCBCC CBA, the Piedmont CBA and the Marion CBA, each a “CBA” and collectively the “CBAs”), having an effective date of March 31, 2017; and
WHEREAS, Company, CCR, CCBCC, Piedmont and CCBC Wilmington, as applicable, now wish to amend the CBAs as set forth herein.
NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    The parties hereto hereby amend Exhibit A (Covered Beverages) to each CBA by adding the following to each such Exhibit: “Coca-Cola Zero Sugar”.
2.    Company, CCR and CCBCC hereby amend Exhibit C-1 (First-Line Territory) to the CCBCC CBA by deleting the territory set forth on Attachment A hereto from such Exhibit.
3.    Company, CCR and CCBCC hereby further amend Exhibit C-1 (First-Line Territory) to the CCBCC CBA by adding the territory set forth on Attachment B hereto to such Exhibit.

4.    Company, CCR and CCBCC hereby amend Exhibit C-2 (Sub-Bottling Territory) to the CCBCC CBA by adding the territory set forth on Attachment C hereto to such Exhibit.
5.    Company and Piedmont hereby amend Exhibit C (First-Line Territory) to the Piedmont CBA by deleting the territory set forth on Attachment D hereto from such Exhibit.
6.    Company and Piedmont hereby further amend Exhibit C (First-Line Territory) to the Piedmont CBA by adding the territory set forth on Attachment E hereto to such Exhibit.
7.    The parties hereto hereby amend Schedule 2.17.2 (Participating Bottlers) to each CBA by deleting such Schedules in their entirety and replacing each such Schedule with the Schedule 2.17.2 set forth on Attachment F hereto.
8.    Company, CCR and CCBCC hereby amend Schedule 3.2 (Sub-Bottling Payments) to the CCBCC CBA by deleting the second paragraph of such Schedule in its entirety and replacing it with the following:
Until such time as Company and Bottler may amend this Schedule 3.2 in accordance with the final paragraph hereof,
(a)the amount of the Sub-Bottling Payment for the Indianapolis/Bloomington/Columbus/Mansfield Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-A corresponding to the [***]; [Note: The fixed quarterly deduction for the Indianapolis/Bloomington/Columbus/Mansfield Subterritory included on the Effective Date is a provisional amount (“Provisional Phase 2 Quarterly Deduction”) based on CCR’s most recently available financial information at the time of entering into this Agreement. CCR will provide within 120 days of the Effective Date an updated amount based on certain financial information as of the Effective Date and as of the most recent quarter ending prior to the Effective Date (“Updated Phase 2 Quarterly Deduction”). Bottler will have 120 days to review and respond to the Updated Phase 2 Quarterly Deduction and the parties will have 30 days after Bottler responds to agree on the Updated Phase 2 Quarterly Deduction. Any Sub-Bottling Payments due for such Subterritory before the parties agree on the Updated Phase 2 Quarterly Deduction will be calculated in accordance with the Provisional Phase 2 Quarterly Deduction.]

(b)except as set forth in clauses (e), (f), (g), (h) and (i) below, the amount of the Sub-Bottling Payment for each portion of the Existing Sub-Bottling Territory (as hereinafter defined) shall continue to be calculated in the same manner in which such Sub-Bottling Payment was calculated immediately prior to the execution and delivery of this Agreement;

(c) the amount of the Sub-Bottling Payment for the Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-B corresponding to the [***] [Note: The fixed quarterly deduction for the Akron/Elyria/Toledo/Willoughby/Youngstown Subterritory included on the “Effective Date” as defined in the First Amendment to this Agreement (the “First CBA Amendment”) is a provisional amount (“Provisional Phase 3 Quarterly Deduction”) based on CCR’s most recently available financial information at the time of entering into such First CBA Amendment. CCR will provide within 120 days of such Effective Date an updated amount based on certain financial information as of such Effective Date and as of the most recent quarter ending prior to such Effective Date (“Updated Phase 3 Quarterly Deduction”). Bottler will have 120 days to review and respond to the Updated Phase 3 Quarterly Deduction and the parties will have 30 days after Bottler responds to agree on the Updated Phase 3 Quarterly Deduction. Any Sub-Bottling Payments due for such Subterritory before the parties agree on the Updated Phase 3 Quarterly Deduction will be calculated in accordance with the Provisional Phase 3 Quarterly Deduction.];
(d) the amount of the Sub-Bottling Payment for the Memphis Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-C corresponding to the [***] [Note: The fixed quarterly deduction for the Memphis Subterritory included on the “Effective Date” as defined in the Second Amendment to this Agreement (the “Second CBA Amendment”) is a provisional amount (“Provisional Memphis Quarterly Deduction”) based on CCR’s most recently available financial information at the time of entering into such Second CBA Amendment. CCR will provide within 120 days of such Effective Date an updated amount based on certain financial information as of such Effective Date and as of the most recent quarter ending prior to such Effective Date (“Updated Memphis Quarterly Deduction”). Bottler will have 120 days to review and respond to the Updated Memphis Quarterly Deduction and the parties will have 30 days after Bottler responds to agree on the Updated Memphis Quarterly Deduction. Any Sub-Bottling Payments due for such Subterritory before the parties agree on the Updated Memphis Quarterly Deduction will be calculated in accordance with the Provisional Memphis Quarterly Deduction.];
(e) the amount of the Sub-Bottling Payment for the Johnson City/Morristown Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-D corresponding to the [***];
(f) the amount of the Sub-Bottling Payment for the Knoxville Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-E corresponding to the [***];
(g) the amount of the Sub-Bottling Payment for the Cleveland/Cookeville Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-F corresponding to the [***];
(h) the amount of the Sub-Bottling Payment for the Louisville/Evansville Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-G corresponding to the [***]; and
(i) the amount of the Sub-Bottling Payment for the Paducah/Pikeville Subterritory identified on Exhibit C-2 will be calculated for each Bottler fiscal quarter by (i) multiplying Bottler’s Sub-Bottling Gross Profit in such Subterritory for such fiscal quarter by the [***] set forth in Schedule 3.2.1-H corresponding to the [***].
9.    Company, CCR and CCBCC hereby further amend Schedule 3.2 (Sub-Bottling Payments) to the CCBCC CBA by adding the following note to the end of such schedule:
[Note: Schedule 3.2.1-B included on the “Effective Date” as defined in the First CBA Amendment is a provisional table (“Provisional Phase 3 Table”) based on CCR’s most recently available financial information at the time of entering into such First CBA

Amendment, and Schedule 3.2.1-C included on the “Effective Date” of the Second CBA Amendment is a provisional table (“Provisional Memphis Table” and, together with the Provisional Phase 3 Table, each a “Provisional Table”). CCR will provide (a) within 120 days of the Effective Date of the First CBA Amendment an updated table based on certain financial information as of such Effective Date and as of the most recent quarter ending prior to such Effective Date (“Updated Phase 3 Table”), and (b) within 120 days of the Effective Date of the Second CBA Amendment an updated table based on certain financial information as of such Effective Date and as of the most recent quarter ending prior to such Effective Date (“Updated Memphis Table” and, together with the Updated Phase 3 Table, each an “Updated Table”). Bottler will have 120 days to review and respond to an Updated Table and the parties will have 30 days after Bottler responds to agree on such Updated Table. Any Sub-Bottling Payments due before the parties agree on an Updated Table will be calculated in accordance with the applicable Provisional Table.]
10.    Company, CCR and CCBCC hereby further amend the CCBCC CBA by renaming existing Schedule 3.2.1 “Schedule 3.2.1-A” wherever such phrase was used.
11.    Company, CCR and CCBCC hereby further amend the CCBCC CBA by adding the Schedules attached hereto as Attachments G, H, I, J, K and L as new Schedules 3.2.1-C, 3.2.1-D, 3.2.1-E, 3.2.1-F, 3.2.1-G and 3.2.1-H to the CCBCC CBA.
12.    Other than as expressly amended by this Amendment, the CBAs will continue in effect in accordance with their respective terms.
13.    This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.
14.    This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ J. Alexander M. Douglas, Jr.
Name:	J. Alexander M. Douglas, Jr.
Title:	President, Coca-Cola North America

COCA-COLA REFRESHMENTS USA, INC.

By:	/s/ J. Alexander M. Douglas, Jr.
Name:	J. Alexander M. Douglas, Jr.
Title:	President, Coca-Cola North America

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel

PIEDMONT COCA-COLA BOTTLING PARTNERSHIP

By: Coca-Cola Bottling Co. Consolidated,
its manager

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Executive Vice President, General Counsel

CCBC OF WILMINGTON, INC.

By:	/s/ E. Beauregarde Fisher III
Name:	E. Beauregarde Fisher III
Title:	Vice President

Signature Page to Amendment to Comprehensive Beverage Agreements

ATTACHMENT A
Albany, GA territory:
(From 1904 contract)
The Central of Georgia Railway, Albany to and including Americus. Central of Georgia Railway from Albany to Alabama State line. The Central of Georgie Railway from Smithville to and including Georgetown. The Central of Georgia Railway from Cuthbert Junction to Alabama State line. The Seaboard Air Line Railway from Albany to and not including Richland. Seaboard Air Line, Plains to Americus. The Albany and Northern Railway from Albany to and including Cordele. The Atlantic Coast Line Railway from Albany to but not including Thomasville. The Atlantic Coast Line Railway from Cairo to Alabama State line. The Atlantic Coast Line Railway from Climax to Florida State line. The Atlantic Coats Line Railway from Albany to Willacoochee. The Georgia Northern Railway from Albany to, but not including Pidcock. The Tifton, Thomasville & Gulf Railway from Tifton to but not including Thomasville. The Tifton and Northern Railway Tifton to but not including Abbeville. The Georgia Southern & Florida Railway from Cordele to but not including Sparks.

(Deleted 1931)
Seaboard Air Line Railway from and including Parrott, Ga., to and not including Richland, Ga.

(Added 1931)
The town of Eufaula and all territory in the State of Georgia which may lie within fifteen miles of Eufaula, together with all territory in the State of Alabama adjacent to Eufaula beginning at a point on the Chattahoochee River fifteen miles north of Eufaula and running to but not including the town of Lugo, Ala., to a point half way between Eufaula and White Oak Springs on the Central of Georgia Ry., from thence to a point fifteen miles south of Eufaula on the Chattahoochee River.

(Added 1938)
Beginning at but not including Box Springs; thence to but not including Cusseta; thence to but not including Plains; thence to and including Ellaville; thence to but not including Rupert; thence to Box Springs, Georgia, the point of beginning.

(Added 1939)
Pine Park, Georgia

(Deleted 1939)
That portion of Grady County, Georgia south and east of a line beginning at a point on the eastern boundary of Grady County one and one-half mile north of present Georgia State Highway No. 3 and running southwestwardly, parallel to and one and one-half mile from said highway, to the Georgia-Florida State line.

(Added 1968)
That territory in the State of Georgia included within the following boundaries, to-wit: Beginning at but not including Cusseta and running thence in a straight line to where the Seaboard Air Line Railroad from Richland to Americus leaves Webster County; thence to and including Parrott; thence on a straight line toward Eufaula, Alabama to a point 15 miles from Eufaula; thence Northwardly and Westwardly along a circle of 15 miles radius from Eufaula to the Chattahoochee River; thence North along the East bank of the Chattahoochee River to a point due West of Cusseta; thence due East to but not including Cusseta, the point of beginning.

Attachment A-1

Columbus, GA territory:
All that section of country included within a boundary line beginning at and including Cusseta, Ala., to but not including Buffalo, Ala., thence to the northeast corner of Tallapoosa County, Ala., thence to west along said county line to and including Hollins, Ala., to and including Gabbett, Ala., to and including Guerryton, Ala., to but not including Cochran, Ala., to and including Eufaula, Ala., to and including Parrot, Ga., to and including Ellaville, Ga., to and including Butler, Ga., to and including Neal, Ga., to and including Greenville, Ga., thence to but not including Odessadale, Ga., thence to and including Durand, Ga., thence to but not including Whitesville, Ga., thence to but not including Blanton, Ala., thence to and including Cusseta, Ala., the point of beginning.

(All references above as same existed on October 1, 1915.)

LESS on July 2, 1917:
All territory included within the following boundary lines: commencing at but not including Blanton, Ala.; to and including Tip Top on the Central of Georgia railroad; thence to and including Cleola on the Southern railroad; thence to and including Beall on the A B & A railroad; thence to but not including Ypsailanti; thence to a point on the Flint River where a straight line from Butler to Neal crosses same; from this point on Flint River to and including Neal, Ga., to and including Greenville, Ga., thence to but not including Odessadale, Ga., thence to and including Durand, Ga., thence to but not including Whitesville, Ga., thence to the point of beginning.

LESS on November 1, 1917:
Eufaula, Ala., and all the territory belonging to the undersigned within fifteen miles of Eufaula, Ala., in both Alabama and Georgia.

LESS on August 15, 1924:
Beginning at and including Box Springs; thence to and including Repert; thence to and including Butler; thence to where a straight line from Butler to Neal crosses the Flint River; thence to, but not including Cleola; thence to and including the point of beginning, and all territory within the above described line.

LESS on February 26, 1932:
Beginning at but not including Hannon, Ala.; thence to and including Franklin, Ala.; thence north and east along the Macon and Lee County line to the southwest corner of Chambers County; thence north along said county line to where the Tallapoosa River crosses a straight line from Vichie, Ala., to Buffalo, Ala.; thence to but not including Buffalo, Ala.; thence to and including Cusseta, Ala.; thence to and including Beulah, Ala.; thence to and including Salem, Ala.; thence to and including Marvyn, Ala.; thence to but not including Warrior Stand, Ala.; thence to but not including the point of beginning, including all territory within said line.

LESS on November 19, 1936:
Beginning at but not including Franklin or Gabbett, Alabama, thence due north to the northwest corner of Macon County, thence east along the Macon County and Tallapoosa County Line to the intersection of Lee County, thence along the Lee County and Tallapoosa County Line to the intersection of the Chambers County line, thence along the Tallapoosa County and Chambers County line to the Tallapoosa River, thence southwest along the east bank of the Tallapoosa River to the mouth of the Sougahatchee Creek, thence to the point of beginning.

LESS on November 19, 1936:
Beginning at and including the town of Vichie, Ala.; thence west on a straight line to and including Hollins, Ala.; thence southeast along a straight line drawn between Hollins, Ala., and Franklin, Ala., from Hollins to a point where said line joins the Tallapoosa River; thence north and east along the west bank of

Attachment A-2

the Tallapoosa River to a point where said river intersects a line drawn from Buffalo, Ala., to Vichie; thence along said line to Vichie, Ala., the point of beginning.

LESS on January 1, 1938:
Beginning at but not including Box Springs, thence to but not including Cusseta, thence to but not including Plains, thence to and including Ellaville, thence to but not including Rupert, thence to Box Springs, Ga., the point of beginning.

LESS on October 25, 1938:
That territory in the State of Georgia included within the following boundaries, to-wit: Beginning at but not including Cusseta and running thence in a straight line to where the Seaboard Air Line Railroad from Richland to Americus leaves Webster County; thence to and including Parrott; thence on a straight line toward Eufaula, Alabama to a point 15 miles from Eufaula; thence northwardly and westwardly along a circle of 15 miles radius from Eufaula to the Chattahoochee River; thence north along the east bank of the Chattahoochee River to a point due west of Cusseta; thence due east to but not including Cusseta, the point of beginning.

Panama City, FL territory:
All of Bay County, Florida.

That portion of Washington County, Florida lying East and North of a line running from the Northwest corner of Holmes County to but not including Chipley; thence Southwestwardly to but not including Ebro in the Southwest corner of Washington County.

That portion of Gulf County, Florida lying North of a line running due East and West across the County from a point where the dividing line between Bay and Gulf Counties touches the Gulf of Mexico to the Apalachicola River.

Added December 31, 1976:
All of Liberty County, Florida.

All of Gadsden County, Florida, except the town of Chattahoochee, Florida, and all points on U. S. Highway #90 from the Western City limits of Chattahoochee, Florida to the Western boundary of Gadsden County.

Mobile, AL territory:
1    That portion of the States of Alabama and Mississippi included within the
2     following boundaries to-wit: Beginning at the Southwest corner of Escambia
3     County, Alabama; thence North along the West boundary of Escambia County
4     to the Northwest corner of Section 6 TIN R5E; thence Eastwardly along the
5     Northern boundary of TIN R5E to its intersection with a straight line extending
6     from the point of intersection of the L & N Railroad and the Frisco Railroad,
7     in the town of Atmore, to the Northwest corner of Escambia County; thence
8     Northwest along said line in a straight line to the Northwest corner of Escambia
9     County; thence Westwardly along the Northern bank of Little River to the
10     Alabama River; thence Northwardly along the Eastern bank of the Alabama
11     River to a point where said River crosses the East-West dividing line between
12     Clarke and Monroe Counties; thence North along the Monroe-Clarke County
13     Line to the intersection of the southern boundary of Wilcox County Line; thence

Attachment A-3

14    West and North along the Clarke-Wilcox County Line to the intersection of
15     Marengo County Line; thence Westwardly along the Marengo-Clarke County
16     Line to the 88th Meridian of Longitude; thence running in a straight line in a
17     Southwestwardly direction to the point of intersection of the East bank of
18     Tombigbee River with the Washington-Choctaw County Line; thence Westwardly
19     along the Washington-Choctaw County Line to the Mississippi-Alabama State
20     Line; thence South along the Mississippi-Alabama State Line to a point where
21     the Wayne-Green County, Mississippi Line intersects said State Line; thence
22     running West along the Wayne-Green County, Mississippi Line, including the
23     town of State Line (as the same existed on April 13, 1939) to the Northeast
24         corner of Perry County; thence Southwardly along the Perry-Green County
25     Line to the Southeast corner of Section 36 T4N R9W; thence Westwardly along
26     the Southern boundaries of Sections 36, 35, 34, 33, 32 and 31 T4N R9W to the
27     Northeast corner of Section 1 T3N R10W; thence Southwardly along Eastern
28     boundaries of Sections 1, 12, 13 and 24 T3N R10W to the Southeast corner of
29     Section 24 T3N R10W; thence Westwardly along Southern boundaries of Sections
30     24, 23 and 22 to the Southwest corner of Section 22 T3N R10W; thence South-
31     wardly along the Western boundaries of Sections 27 and 34 T3N R10W and the
32     Western boundaries of Sections 3, 10, 15, 22, 27 and 34 T2N R10W and the
33     Western boundaries of Sections 3, 10, 15, 22, 27 and 34 T1N R10W to the St.
34     Stephens base line; thence West along said St. Stephens base line to the North-
35     west corner of Section 4 T1S R10W; thence Southwardly along the Western
36     boundaries of Sections 4, 9, 16, 21, 28 and 33 T1S R10W to the Perry-Stone
37     County Line; thence Westwardly along the Northern boundary of Stone County
38     to a point where the West boundary of Range 10 West crosses the North boundary
39     of Stone County, Mississippi, and running South along said West boundary of
40     Range 10 West to the North boundary of Harrison County, Mississippi; thence
41     East along the North boundaries of Sections 30 and 29 T45 R10W to the Northwest
42     corner of Section 28 T4S R10W; thence South along the West boundaries of
43     Sections 28 and 33 T4S R10W and continuing South along the West boundaries of
44     Sections 4, 9, 16, 21, 28 and 33 T5S R10W to the Northwest corner of Section
45     4 T6S Rl0W; thence East along the North boundary of Section 4 T6S R10W to the
46     Northwest corner of Section 3 T6S R10W; thence South along the West boundaries
47     of Sections 3 and 10 T6S R10W to the Northwest corner of Section 15 T6S R10W;
48     thence East along the North boundary of Section 15 T6S R10W to the Northwest
49     corner of Section 14 T6S R10W; thence South along the West boundaries of Sections
50     14, 23, 26 and 35 T6S R10W and continuing South along the West Boundaries of
51     Sections 2, 11, 14, and 23 T7S R10W to the North boundary of the South 1/2 of
52     said Section 23 T7S R10W to the North boundary of the South
53     1/2 of said Section 23 T7S R10W to the East boundary of West 1/2 of the
54     West 1/2 of the East 1/2 of Section 23 T7S R10W (said point lying 660 feet East
55     of the East boundary of the West 1/2 of said Section 23 T7S R10W); thence
56     South along the East boundaries of the West 1/2 of the West 1/2 of the East
57     1/2 of Sections 23, 26 and 35 T7S R10W (said line running parallel to and
58     660 feet East of the East boundaries of the West 1/2 of said Sections 23,
59     26 and 35 T7S R10W) and extended to include the inland waters and islands
60     of and a projection thereof to the Gulf of Mexico; thence East along the
61     South boundaries of Harrison and Jackson Counties, Mississippi and con-
62     tinuing East along the South boundaries of Mobile and Baldwin Counties,
63     Alabama to the Southeast corner of Baldwin County; thence North along the
64     East boundary of Baldwin County to the Southwest corner of Escambia County,

Attachment A-4

65 Alabama, the point of beginning.

Laurel, MS territory:
IN THE STATE OF MISSISSIPPI:
That portion of the State of Mississippi included within the following boundaries to-wit:
Beginning at a point on the Wayne-Greene County line which is intersected by the Range Line between Ranges 7 and 8 West and running Northwardly along said Range Line between Ranges 7 and 8 West to the Northeast corner of Section 1 Township 7 North Range 8 West; thence Northwestwardly in a straight line to the Northwest corner of Section 4 T8N R9W; thence North along the Western boundary of Section 33 T9N R9W to the Northwest corner of said Section 33 T9N R9W; thence Westwardly along the Northern boundaries of Sections 32 and 31 T9N R9W and the Northern boundaries of Sections 36 and 35 T9N R10W to the Northwest corner of Section 35 T9N R10W; thence Northwardly along the Eastern boundaries of Sections 27 and 22 T9N Rl0W to the Northeast corner of Section 22 T9N Rl0W; thence Westwardly along the Northern boundaries of Sections 22, 21, 20 and 19 T9N Rl0W to the Northwest corner of Section 19 T9N Rl0W; thence Northwardly along the Eastern boundary of Section 13 T9N R11Wto the Northeast corner of Section 13 T9N R11W; thence Northwestwardly in a straight line to the Northwest corner of Section 12 T9N R11W; thence Northwestwardly in a straight line to the Northwest corner of Section 7 T2N R11E; thence Westwardly in a straight line along the Northern boundaries of Sections 12, 11, 10, 9 and 8 T2N R10E to the Northwest corner of Section 8 T2N R10E; thence Northwardly along the Eastern boundary of Section 6 T2N R10E and continuing Northwardly along the Eastern boundary of Section 31 T3N R10E to the Northeast corner of said Section 31 T3N R10E; thence Westwardly along the Northern boundary of Section 31 T3N R10E and the Northern boundaries of Sections 36, 35, 34, 33, 32 and 31 T3N R9E and the Northern boundaries of Sections 36, 35, 34, 33, 32, and 31 T3N R8E and the Northern boundaries of Sections 36, 35, 34, 33, 32 and 31 T3N R7E and the Northern boundaries of Sections 36 and 35 T3N R6E to the point of intersection of a straight line drawn from a point on the Smith-Scott County line that lies due South of a point on the Y. & M. V. Railroad half-way between the towns of Raworth and Forest to the Northeast corner of Simpson County; thence along said straight line to the Northeast corner of Simpson County; thence Southwardly along the Smith-Simpson County line to the Southeast corner of Simpson County; thence East along the Covington- Smith County line to the Eastern boundary of Section 35 T10N R15W; thence Southwardly along the Western boundary of Section 36 T10N R15W and the Western boundaries of Sections 1, 12, 13, 24, 25 and 36 T9N R15W to the Southwest corner of Section 36 T9N R15W; thence Eastwardly along the Southern boundary of Section 36 T9N R15W and the Southern boundaries of Sections 31, 32 and 33 T9N R14W to the Northeast corner of Section 4 T8N R14W; thence Southwardly along the Covington-Jones County line to the southwest corner of Section 34 T8N R14W; thence Eastwardly along the Northern boundaries of Sections 3, 2 and 1 T7N R14W and the Northern boundaries of Sections 6 and 5 T7N R13W to the Northeast corner of Section 5 T7N R13W; thence Southwardly along the Western boundaries of Sections 4, 9, 16 and 21 T7N R13W to the Southwest corner of Section 21 T7N R13W; thence Eastwardly along the Southern boundaries of Sections 21, 22, 23 and 24 T7N R13W to the Southeast corner of Section 24 T7N R13W ; thence Southwardly along the Western boundaries of Sections 30 and 31 T7N R12W to the Southwest corner of Section 31 T7N R12W; thence Eastwardly along the Southern boundaries of Sections 31, 32, 33 and 34 T7N R12W to the Southeast corner of Section 34 T7N R12W; thence Southwardly along the Western boundaries of Sections 2, 11, 14, 23, 26 and 35 T6N R12W to the Forrest-Jones County line; thence Eastwardly along the Forrest-Jones County line and the Perry-Jones County line to the Northwest corner of Section 5 T5N Rl0W; thence Southwardly along the Western boundaries of Sections 5, 8, 17, 20, 29 and 32 T5N R10W to the Southwest corner of Section 32 T5N R10W; thence Eastwardly along the Southern boundaries of Sections 32 and 33 T5N R10W to the Southeast corner of Section 33 T5N R10W ; thence Southwardly along the Western boundaries of Sections 3, 10, 15, 22, 27 and 34 T4N R10W and the Western boundaries of Sections 3, 10, 15, and 22 T3N R10W to the Southwest corner of Section 22 T3N R10W; thence Eastwardly along the Southern boundaries of Sections 22, 23 and 24 T3N

Attachment A-5

R10W to the Southeast corner of Section 24 T3N R10W; thence Northwardly along the Eastern boundaries of Sections 24, 13, 12 and 1 T3N R10W to the Northeast corner of Section 1 T3N R10W; thence Eastwardly along the Southern boundaries of Sections 31, 32, 33, 34, 35 and 36 T4N R9W to the Southeast corner of Section 36 T4N R9W, said point lying on the Perry-Greene County Line; thence Northwardly along the Perry-Greene County line to the Northeast corner of Perry County; thence Eastwardly along the Greene-Wayne County line to the Range Line between Ranges 7 and 8 West, said point of beginning.

Florence, AL territory:
IN THE STATE OF ALABAMA:
“In the Cities of Florence and Sheffield, Alabama, and all points in the State of Alabama, and within ten (10) miles of the line of railroad running from Chattanooga, Tennessee, to Memphis, Tennessee, from and including the town of Leighton, Alabama, west to the Mississippi State Line; and in all of the territory in the State of Tennessee within fifty (50) miles of the said City of Sheffield, Alabama, except such territory as may be within fifty (50) miles of Huntsville, Alabama; Nashville, Tennessee, Clarksville, Tennessee; or Jackson, Tennessee (as the Jackson, Tennessee fifty mile radius may be more clearly defined in the Agreement, dated June 1, 1967, by and between Florence Coca-Cola Bottling Company, Inc. and Corinth Coca-Cola Bottling Company), providing that the territory so described does not encroach upon nor conflict with the territory controlled or operated by any other Coca-Cola bottling plant.
“All points in Lauderdale County, Alabama, are included in this contract and all points in Tishomingo County, Mississippi, are specifically excluded.”
(All points referred to are as they existed May 2, 1946.)

Commonwealth	County	Sales Center	Description
Kentucky	Casey	Somerset KY	All locations in Casey County within fifty (50) miles of Lexington, Kentucky at a point set at the Fayette District Courthouse (84°29'43.409"W 38°2'48.119"N); lying north of a line drawn ten (10) miles south of, and parallel to, the Norfolk Southern Railway (formerly the Louisville and Nashville Railways) that runs from Nashville, Tennessee to Louisville, Kentucky; and, lying east of a line drawn ten (10) miles west of, and parallel to, the Southern Railway that runs between Cincinnati, Ohio and Chattanooga, Tennessee.
Kentucky	Clinton	Somerset KY	All locations in Clinton County
Kentucky	Cumberland	Somerset KY	All locations in Cumberland County lying south of the Cumberland River.
Kentucky	Jackson	Somerset KY	All locations in Jackson County.
Kentucky	Lincoln	Somerset KY	All locations in Lincoln County.
Kentucky	McCreary	Somerset KY	All locations in McCreary County.
Kentucky	Monroe	Somerset KY	All locations in Monroe County lying south of a line drawn east and west across said county through a point (85°41'29.606"W 36°42'59.199"N) one (1) mile north of the intersection (85°41'29.606"W 36°42'7.618"N) of Main Street and East 4th St in the town of Tompkinsville, but including the towns of Fountain Run and Center Point (aka Cedar Point).
Kentucky	Pulaski	Somerset KY	All locations in Pulaski County.

Attachment A-6

Kentucky	Rockcastle	Somerset KY	All locations in Rockcastle County.
Kentucky	Russell	Somerset KY	All locations in Russell County lying south of the Cumberland River.
Kentucky	Wayne	Somerset KY	All locations in Wayne County.

Attachment A-7

ATTACHMENT B
Little Rock/South Arkansas Subterritory:

State	County	Sales Center	Description
Arkansas	Arkansas	Little Rock AR	All locations in Arkansas County
Arkansas	Ashley	South Arkansas	All locations in Ashley County
Arkansas	Bradley	South Arkansas	All locations in Bradley County
Arkansas	Calhoun	South Arkansas	All locations in Calhoun County
Arkansas	Chicot	South Arkansas	All locations in Chicot County
Arkansas	Clark	Little Rock AR	All locations in Clark County
Arkansas	Cleburne	Little Rock AR	All locations in Cleburne County west of a line starting at a point (92°4'37.43"W 35°21'42.921"N) on the Cleburne - White County boundary where Little Rock Rd (Highway 5) crosses; thence north on Little Rock Rd to a point (92°3'22.634"W 35°24'18.691"N) at the intersection of Little Rock Rd and Pleasant Springs Rd; thence west and north on Pleasant Springs Rd to a point (92°6'23.822"W 35°25'56.112"N) at the intersection of Pleasant Springs Rd and Heber Springs Rd (State Highway 25); thence west on Heber Springs Rd to a point (92°6'44.212"W 35°25'53.816"N) at the intersection of Heber Springs Rd and Edgemont Rd (State Highway 16); thence northwest on Edgemont Rd to a point (92°7'40.972"W 35°26'28.83"N) at the intersection of Edgemont Rd and Pearson Rd; thence northwardly on Pearson Rd to a point (92°6'32.539"W 35°27'33.679"N) at the intersection of Pearson Rd and Lake Lane; thence north on Lake Lane to Greers Ferry Lake; thence northeast through Greers Ferry Lake passing to the west of Goat and Scout Islands to a point (92°3'59.356"W 35°33'43.742"N) where Drip Creek enters Greers Ferry Lake; thence northwardly on Drip Creek to a point (92°2'10.175"W 35°37'3.998"N) where it intersects Greers Ferry Rd (State Highway 92); thence west on Greers Ferry Rd to a point (92°2'36.013"W 35°37'9.194"N) at the intersection of Greers Ferry Rd and Prim Rd (State Highway 263); thence northwestwardly on Prim Rd to a point (92°6'36.802"W 35°42'32.469"N) where it crosses the Cleburne - Stone County boundary.
Arkansas	Cleveland	Little Rock AR	All locations in Cleveland County north and east of a line starting at a point (92°17'11.719"W 34°3'39.393"N) where State Highway 35 crosses the Cleveland - Grant County boundary; thence southeast on State Highway 35 through and including the town of Rison to a point (92°0'10.32"W 33°49'20.138"N) at the intersection of State Highway 35, US Highway 63, and State Highway 11; thence northeast on State Highway 11 to a point (91°58'33.646"W 33°50'18.885"N) where it crosses the Cleveland - Lincoln County boundary.

Attachment B-1

State	County	Sales Center	Description
Arkansas	Cleveland	South Arkansas	All locations in Cleveland County south and west of a line starting at a point (92°17'11.719"W 34°3'39.393"N) where State Highway 35 crosses the Cleveland - Grant County boundary; thence southeast on State Highway 35 through but not including the town of Rison to a point (92°0'10.32"W 33°49'20.138"N) at the intersection of State Highway 35, US Highway 63, and State Highway 11; thence northeast on State Highway 11 to a point (91°58'33.646"W 33°50'18.885"N) where it crosses the Cleveland - Lincoln County boundary.
Arkansas	Columbia	South Arkansas	All locations in Columbia County east of a line starting at a point (92°59'19.355"W 33°1'2.886"N) on the southeast corner of Columbia County; thence northwestwardly to a point (93°12'38.922"W 33°20'51.82"N) at the intersection of Front St and Mulberry St in the town of McNeil, McNeil NOT included; thence northwardly to a point (93°13'16.747"W 33°26'25.504"N) on the Columbia - Nevada County boundary, EXCLUDING all locations in the town of McNeil.
Arkansas	Conway	Little Rock AR	All locations in Conway County
Arkansas	Dallas	Little Rock AR	All locations in Dallas County north of a line starting at a point (92°53'28.046"W 34°1'53.09"N) where State Highway 7 crosses the Dallas - Clark County boundary; thence north on State Highway 7 through and including the town of Dalark to a point (92°52'57.957"W 34°2'4.613"N) at the intersection of State Highway 7 and State Highway 8; thence east on State Highway 8 to a point (92°37'28.936"W 33°58'54.01"N) at the intersection of State Highway 8, State Highway 9, and County Rd 66 (Dallas 102 Rd); thence east on County Rd 66 to a point (92°29'45.158"W 34°0'8.819"N) at the intersection of County Rd 66 and State Highway 229; thence south along State Highway 229 to a point (92°29'38.14"W 33°59'55.572"N) at the intersection of State Highway 229 and County Rd 64 (Dallas 104 Rd); thence east on County Rd 64 to a point (92°28'26.937"W 34°0'8.943"N) where it crosses the Dallas - Cleveland County boundary.
Arkansas	Dallas	South Arkansas	All locations in Dallas County south of a line starting at a point (92°53'28.046"W 34°1'53.09"N) where State Highway 7 crosses the Dallas - Clark County boundary; thence north on State Highway 7 through but not including the town of Dalark to a point (92°52'57.957"W 34°2'4.613"N) at the intersection of State Highway 7 and State Highway 8; thence east on State Highway 8 to a point (92°37'28.936"W 33°58'54.01"N) at the intersection of State Highway 8, State Highway 9, and County Rd 66 (Dallas 102 Rd); thence east on County Rd 66 to a point (92°29'45.158"W 34°0'8.819"N) at the intersection of County Rd 66 and State Highway 229; thence south along State Highway 229 to a point (92°29'38.14"W 33°59'55.572"N) at the intersection of State Highway 229 and County Rd 64 (Dallas 104 Rd); thence east on County Rd 64 to a point (92°28'26.937"W 34°0'8.943"N) where it crosses the Dallas - Cleveland County boundary.

Attachment B-2

State	County	Sales Center	Description
Arkansas	Desha	Little Rock AR	All locations in Desha County west of a line starting at a point (91°27'50.558"W 33°46'49.621"N) where US Highway 65 crosses the Desha - Drew County boundary; thence northwardly along US Highway 65 to a point (91°29'0.334"W 33°53'0.181"N) at the intersection of US Highway 65 and US Highway 165 in the town of Dumas, Dumas included; thence northeast on US Highway 165, through and including the town of Back Gate, to a point (91°23'4.164"W 33°58'48.601"N) where US Highway 165 crosses the Desha - Arkansas County boundary.
Arkansas	Desha	South Arkansas	All locations in Desha County east of a line starting at a point (91°27'50.558"W 33°46'49.621"N) where US Highway 65 crosses the Desha - Drew County boundary; thence northwardly along US Highway 65 to a point (91°29'0.334"W 33°53'0.181"N) at the intersection of US Highway 65 and US Highway 165 in the town of Dumas, Dumas not included; thence northeast on US Highway 165, through but not including the town of Back Gate, to a point (91°23'4.164"W 33°58'48.601"N) where US Highway 165 crosses the Desha - Arkansas County boundary.
Arkansas	Drew	South Arkansas	All locations in Drew County
Arkansas	Faulkner	Little Rock AR	All locations in Faulkner County
Arkansas	Garland	Little Rock AR	All locations in Garland County, EXCLUDING those areas inside of a circle with a radius of ten (10) miles centered on a point (93°3'16.979"W 34°30'42.206"N) at the location of the Hot Springs City Hall as of 1907..
Arkansas	Grant	Little Rock AR	All locations in Grant County
Arkansas	Hot Spring	Little Rock AR	All locations in Hot Spring County, EXCLUDING those areas inside of a circle with a radius of ten (10) miles centered on a point (93°3'16.979"W 34°30'42.206"N) at the location of the Hot Springs City Hall as of 1907.
Arkansas	Jefferson	Little Rock AR	All locations in Jefferson County
Arkansas	Lincoln	Little Rock AR	All locations in Lincoln County
Arkansas	Lonoke	Little Rock AR	All locations in Lonoke County
Arkansas	Monroe	Little Rock AR	All locations in Monroe County
Arkansas	Montgomery	Little Rock AR	All locations in Montgomery County east of a line starting at a point (93°42'30.877"W 34°49'54.495"N) where a line that runs from a point (93°59'47.024"W 35°1'36.088"N) at the intersection of Scott Side Rd and Preston Rd in the town of Tate in Logan County; thence southeastwardly in a straight line to a point (93°14'27.372"W 34°30'41.332"N) at the intersection of Albert Pike Rd and Gillham Rd in the town of Royal in Garland County, crosses the Scott - Yell County boundary; thence southwardly to a point (93°41'24.184"W 34°3'46.547"N) at the intersection of Court St and Washington St in the town of Murfreesboro in Pike County.

Attachment B-3

State	County	Sales Center	Description
Arkansas	Nevada	South Arkansas	All locations in Nevada County east and south of a line starting at a point (93°16'58.935"W 33°26'34.136"N) where US Highway 371 crosses the Nevada - Columbia County boundary; thence north on US Highway 371, through and including the towns of Willisville and Rosston, to a point (93°19'2.335"W 33°39'38.038"N) at the intersection of US Highway 371 and State Highway 372; thence northeastwardly along State Highway 372 to a point (93°17'16.89"W 33°40'20.696"N) at the intersection of State Highway 372 and State Highway 299; thence east and northwardly along State Highway 299 to a point (93°8'2.309"W 33°43'7"N) at the intersection of State Highway 299 and State Highway 24; thence northwardly along State Highway 24 to a point (93°10'2.434"W 33°46'54.008"N) at the intersection of State Highway 24 and State Highway 53; thence northeastwardly on State Highway 53 to a point (93°8'23.554"W 33°48'55.329"N) where State Highway 53 crosses the Nevada - Clark County boundary.
Arkansas	Newton	Little Rock AR	Only those locations in Newton County south of the Ozark National Forest boundary.
Arkansas	Ouachita	South Arkansas	All locations in Ouachita County
Arkansas	Perry	Little Rock AR	All locations in Perry County
Arkansas	Pike	Little Rock AR	All locations in Pike County east of a line starting at a point (93°42'30.877"W 34°49'54.495"N) where a line that runs from a point (93°59'47.024"W 35°1'36.088"N) at the intersection of Scott Side Rd and Preston Rd in the town of Tate in Logan County; thence southeastwardly in a straight line to a point (93°14'27.372"W 34°30'41.332"N) at the intersection of Albert Pike Rd and Gillham Rd in the town of Royal in Garland County, crosses the Scott - Yell County boundary; thence southwardly to a point (93°41'24.184"W 34°3'46.547"N) at the intersection of Court St and Washington St in the town of Murfreesboro, Murfreesboro NOT included; thence southwardly to a point (93°40'58.951"W 33°46'29.456"N) at the intersection of Franklin St and Columbus St in the town of Washington in Hempstead County, EXCLUDING all locations in the town of Murfreesboro.
Arkansas	Pope	Little Rock AR	All locations in Pope County
Arkansas	Prairie	Little Rock AR	All locations in Prairie County
Arkansas	Pulaski	Little Rock AR	All locations in Pulaski County
Arkansas	Saline	Little Rock AR	All locations in Saline County
Arkansas	Searcy	Little Rock AR	All locations in Searcy County south of the Buffalo River
Arkansas	St. Francis	Little Rock AR	All locations in St. Francis County in the southwest corner that are west of Blossom Rd (Sfc 919) from the St. Francis - Lee County boundary to the St. Francis - Woodruff County boundary.
Arkansas	Stone	Little Rock AR	All locations in Stone County
Arkansas	Union	South Arkansas	All locations in Union County
Arkansas	Van Buren	Little Rock AR	All locations in Van Buren County

Attachment B-4

State	County	Sales Center	Description
Arkansas	White	Little Rock AR	All locations in White County south and west of a line starting at a point (92°0'32.16"W 35°21'34.91"N) on the White - Cleburne County boundary where White Rd intersects County Line Rd; thence south on White Rd to a point (92°0'35.467"W 35°19'11.035"N) at the intersection of White Rd and State Highway 36; thence southeastwardly on State Highway 36 to a point (91°58'30.351"W 35°18'39.178"N) at the intersection of State Highway 36 and Midge Langley Rd; thence south on Midge Langley Rd to a point (91°58'34.209"W 35°17'9.285"N) at the intersection of Midge Langley Rd and Gravel Hill Rd; thence south on Gravel Hill Rd to a point (91°59'19.589"W 35°13'3.006"N) at the intersection of Gravel Hill Rd and State Highway 31; thence southeast on State Highway 31 to a point (91°58'3.16"W 35°11'28.58"N) at the intersection of State Highway 31 and State Highway 305; thence northeast on State Highway 305 to a point (91°56'55.733"W 35°12'20"N) at the intersection of State Highway 305 and Peanut Ridge Rd; thence east on Peanut Ridge Rd to a point (91°54'19.568"W 35°12'17.598"N) at the intersection of Peanut Ridge Rd and Cane Creek; thence southeast on Cane Creek to a point (91°43'18.217"W 35°3'30.51"N) where Cane Creek meets the White - Prairie County boundary.
Arkansas	Woodruff	Little Rock AR	All locations in Woodruff County
Arkansas	Yell	Little Rock AR	All locations in Yell County

Attachment B-5

State	County	Sales Center	Description
South Carolina	Beaufort	Bluffton - CCBCC	All locations in Beaufort County south of a line starting at a point (81°0'44.95"W 32°14'10.443"N) where State Highway 46 (State Highway 170, Okatie Highway) crosses the Beaufort - Jasper County boundary; thence northeast on State Highway 46 to a point (80°58'52.13"W 32°14'30.004"N) at the intersection of State Highway 170 (Okatie Highway), New Riverside Rd, and State Highway 46 (May River Rd); thence northeast on a parallel buffer line that is a one quarter mile (1/4) east of State Highway 170 (Okatie Highway) to a point (80°56'12.735"W 32°17'37.724"N) at the intersection of State Highway 170 (Okatie Highway) and US Highway 278 (Fording Island Rd); thence southeast on US Highway 278 (Fording Island Rd) to a point (80°53'15.427"W 32°17'10.093"N) at the intersection of US Highway 278 (Fording Island Rd) and Pinckney Colony Rd; thence north on Pinckney Colony Rd to a point (80°53'21.451"W 32°18'5.237"N) at the intersection of Pinckney Colony Rd and Harrison Island Rd; thence northeast on Harrison Island Rd out to a point (80°52'43.323"W 32°18'32.776"N) in the Colleton River; thence southeast in the Colleton River following the southern river bank south of Crane Island, Spring Island, and Daws Island into the Chechessee River to a point (80°44'35.786"W 32°17'23.092"N) in the Port Royal Sound; thence southwest into Mackay Creek following it southwardly to a point (80°47'10.178"W 32°11'46.869"N) where Mackay Creek meets the May River; thence eastwardly in the May River to a point (80°50'31.854"W 32°12'42.878"N) where the May River meets Savage Creek; thence southwardly in Savage Creek to a point (80°50'54.443"W 32°8'56.349"N) where Savage Creek meets the Cooper River; thence southwestwardly in the Cooper River to a point (80°53'20.588"W 32°7'51.722"N) where the Cooper River meets the Ramshorn Cr; thence south in the Ramshorn Cr to a point (80°53'51.049"W 32°6'35.196"N) where it meets the New River on the Beaufort - Jasper County boundary. EXCLUDING the islands of Lemon, Springs, Rose (or Daw), Pinckney, Hilton Head, Bulls, and Daufuskie.

Attachment B-6

State	County	Sales Center	Description
South Carolina	Spartanburg	Spartanburg
All of SPARTANBURG County, South Carolina except the following three (3) parts: Part One:
Beginning at a point on the Spartanburg/Cherokee Counties line, which lies four and one-fourth (4-1/4) miles from the northeast corner of Spartanburg County; thence, southwardly in a straight line to a point which lies one and one-half (1-1/2) miles measured perpendicularly from a point on the Spartanburg/Cherokee Counties line which lies six and one-half (6-1/2) miles from the northeast corner of said Spartanburg county (it being understood and agreed that Mary Louise Mill and Mary Louise Mill Village as it existed on November 20, 1952, including the stores servicing this mill are to be excluded from the territory of the Dr Pepper Bottling Company of Spartanburg); thence, southeastwardly in a straight line to a point on the Spartanburg/Cherokee Counties line which lies nine and one-half (9-1/2) miles from the northeast corner of said Spartanburg County.
Part Two: Beginning at a point on the Spartanburg/Cherokee Counties line which lies two and eleven-sixteenths (2-11/16) miles from the intersection of Union, Spartanburg and Cherokee Counties lines, running southwestwardly in a straightline and parallel to the Spartanburg/Union Counties lines for a•distance of three and one-half (3-1/2) miles; thence, southeastwardly in a straight line to a point on the Spartanburg/Union Counties line three and one-half (3-1/2) miles from the intersection of the Spartanburg, Union and Cherokee Counties lines. It is the intent of this description to exclude the towns of Pacolet and Pacolet Mills from the Spartanburg territory description. Parts One and Two of this description are as so located on Novemb.er 20, 1952.
Part Three: Beginning at the point of intersection of Greenville, Spartanburg and Laurens Counties; thence, northwardly along the Greenville/Spartanburg County line to a point nearest the Pelham Mill School House, as the same existed in January 23, 1926; thence, in an easterly direction to said school house; thence, northerly in a straight line to a point where the present State Highway No. 8 intersects with Groce’ s Road near Lyman, South Carolina; thence, along said Grace's Road to the intersection of said road with the track of the Southern Railway Company where said road crosses the said railroad on a bridge; thence, along the Holly Springs dirt road to Friendship School House; thence, west to a point on the Greenville County line; thence, southwardly and southeastwardly to the point of intersection of Greenville, Spartanburg and Laurens Counties, point of beginning. It is the full intent to exclude Parts One, Two and Three from the Spartanburg, South Carolina territory description. It is understood and agreed that all places where soft drinks are now sold, or may hereafter be sold, now facing or which may hereafter face, on either side of the Groce’s Road or the Holly Springs Road, herein referred to, shall belong to the territory of the Spartanburg Coca-Cola Bottling Company d/b/a Dr Pepper Bottling Company of Spartanburg.

Attachment B-7

State	County	Sales Center	Description
South Carolina	Abbeville	Spartanburg	All of ABBEVILLE County, South Carolina east of the following described line: Beginning at a point on the Abbeville/Anderson Counties line one and one-half (l-1/2) miles west of the Southern Railroad intersection with said county lines; thence, s0utheastwardly in a straight line to a point on the Abbeville/Greenwood Counties line where said County line makes approximately a ninety degree angle and goes northeastwardly across the Southern Railroad - said point lying approximately one and one-half 1-1/2 miles west of the intersection of the Southern Railroad and Abbeville/Greenwood Counties lines. It is the intent of this description to include the town of Donalds in the Spartanburg territory description. All as so located on April 12, 1955.
South Carolina	Laurens	Spartanburg	All of LAURENS County, South Carolina except the following described part: Beginning at a point on the western boundary of Laurens County at the northeasternmost boundary of the locality known as Ware Shoals; thence, along a straight line to the northernmost boundary of the locality known as Maddens; thence, along a straight line to the northernmost boundary of the town of Clinton; thence, along S.C.L. Railroad to the locality known as Renno; thence back to the southeastern boundary of the town of Clinton; thence, along a straight line to its intersection of the Laurens/Newberry Counties line where said line would cross when drawn from the town of Clinton to the locality known as Silver Street (located in Newberry County). It is the intent of this description to exclude the localities known as Maddens, Clinton and Renno from the Spartanburg description. All as so located on September 24, 1921.

Attachment B-8

ATTACHMENT C
Memphis Subterritory:

State	County	Sales Center	Description
Arkansas	Crittenden	Memphis	All locations in Crittenden County
Arkansas	Cross	Memphis	All locations in Cross County
Arkansas	Lee	Memphis	All locations in Lee County
Arkansas	Phillips	Memphis	All locations in Phillips County
Arkansas	St. Francis	Memphis	All locations in St. Francis County, EXCLUDING those locations in the southwest corner that are west of Blossom Rd (Sfc 919) from the St. Francis - Lee County boundary to the St. Francis - Woodruff County boundary.
Mississippi	Benton	Memphis	All locations in Benton County that are west of a line that is five (5) miles east and south and parallel with the Mississippi Central Railroad (formerly the Illinois Central Railway).
Mississippi	Coahoma	Memphis	All locations in Coahoma County
Mississippi	DeSoto	Memphis	All locations in DeSoto County
Mississippi	Lafayette	Memphis	All locations in Lafayette County that are west of a line that is five (5) miles east of and parallel with the Mississippi Central Railroad (formerly the Illinois Central Railway).
Mississippi	Marshall	Memphis	All locations in Marshall County that are west of a line that is five (5) miles east of and parallel with the Mississippi Central Railroad (formerly the Illinois Central Railway).
Mississippi	Panola	Memphis	All locations in Panola County
Mississippi	Quitman	Memphis	All locations in Quitman County
Mississippi	Tate	Memphis	All locations in Tate County
Mississippi	Tunica	Memphis	All locations in Tunica County
Mississippi	Yalobusha	Memphis	All locations in Yalobusha County north of a one (1) mile buffer of running south of and parallel with State Highway 32, starting on the Yalobusha - Tallahatchie County boundary at a point (89°55'34.916"W 34°2'15.038"N) just south of the town of Oakland, Oakland included; thence eastwardly paralleling State Highway 32 to a point (89°38'55.209"W 34°7'3.874"N) where the buffer crosses State Highway 7 just north of Peeler Rd; thence continuing eastwardly and parallel to State Highway 32 to a point (89°30'27.766"W 34°3'8.869"N) on the Yalobusha - Calhoun County boundary.
Tennessee	Fayette	Memphis	All locations in Fayette County

Attachment C-1

State	County	Sales Center	Description
Tennessee	Hardeman	Memphis
All locations in Hardeman County north and west of a line that originates at the intersection (89°4'43.966"W 35°25'53.153"N) of the Hardeman - Haywood - Madison County boundaries; thence southwardly to the intersection (89°4'42.166"W 35°21'39.568"N) of Vildo Road and May Road; thence southwesterly to a point at the intersection (89°7'51.364"W 35°19'9.413"N) of US Highway 64 and State Highway 100; thence westwardly along US Highway 64 in a thousand (1000) foot buffer to a point (89°9'49.209"W 35°19'5.199"N) at the intersection of Main St and US Highway 64; thence southeastwardly to a point (89°9'47.731"W
35°18'23.386"N) on Whiteville-Newcastle Rd, thence south and west along Whiteville-Newcastle Rd to a point (89°10'29.268"W 35°17'17.592"N) at the intersection of Whiteville-Newcastle Rd & Morrison Rd; thence southwestwardly along Morrison Rd to a point (89°11'18.845"W 35°16'15.56"N) where Morrison Rd crosses the Hardeman - Fayette County boundary.

Tennessee	Haywood	Memphis	All locations in Haywood County south of the Hatchie River.
Tennessee	Shelby	Memphis	All locations in Shelby County
Tennessee	Tipton	Memphis	All locations in Tipton County south of a line starting at a point (89°28'19.555"W 35°28'30.908"N) on the Tipton - Haywood county boundary where McDonald Rd crosses the county line; thence westwardly, parallel to and 300 feet north of, McDonald Rd to a point (89°28'34.735"W 35°28'31.612"N) at the intersection of McDonald Rd and Bud Eubank Rd; thence westwardly in a straight line to a point (89°31'6.631"W 35°28'29.768"N) at the intersection of Salem Rd and Charleston - Mason Rd; thence west, parallel to and 300 feet north of, Salem Rd to a point (89°33'55.214"W 35°28'39.198"N) at the intersection of Salem Rd, Brammer Rd, and Pickens Rd; thence westwardly, parallel to and 300 feet north of, Pickens Rd to a point (89°35'5.282"W 35°28'41.135"N) at the intersection of Pickens Rd, TN-59 S, & Pickens Store Rd; thence west and south, parallel to and 300 feet west of, Pickens Store Rd to a point (89°36'20.61"W 35°26'39.099"N) at the intersection of Pickens Store Rd, Mason-Malone Rd, & Kelly Corner Rd; thence west and north, parallel to and 300 feet north of, Kelly Corner Rd to a point (89°39'11.399"W 35°26'51.831"N) at the intersection of Kelly Corner Rd and Mt Carmel Rd; thence northwest on the connector road across TN-14 to a point (89°39'13.569"W 35°26'53.663"N) at the intersection of Brighton Clopton Rd and Mt Carmel Rd; thence north, parallel to and 300 feet west of, Mt Carmel Rd to a point (89°38'56.558"W 35°30'13.037"N) at the intersection of Mt Carmel Rd and Morris Rd; thence west, parallel to and 300 feet north of, Morris Rd to a point (89°40'31.309"W 35°30'17.446"N) at the intersection of Morris Rd and Old Memphis Rd; thence a south approximately 40 feet along Old Memphis Rd to a point (89°40'31.582"W 35°30'17.171"N) at the intersection of Old Memphis Rd and Smith Grove Rd; thence southwestwardly to a point (89°43'19.778"W 35°29'48.668"N) at the intersection of US-51 N and the Indian Creek Canal; thence northwestwardly to a point (89°46'14.001"W 35°30'55.448"N) at the intersection of Holly Grove Rd and the Indian Creek Canal; thence southwestwardly to a point (89°48'28.109"W 35°30'44.889"N) at the intersection of Candy Lane and Boswell Rd; thence northwestwardly to a point (89°50'17.505"W 35°30'53.259"N) at the intersection of Munford Giltedge Rd and McClerkin Rd; thence west and north, parallel to and 300 feet north of, McClerkin Rd to a point (89°52'4.444"W 35°31'13.376"N) at the intersection of TN-59 W and McClerkin Rd; thence northwest to a point (89°54'34.019"W 35°32'17.293"N) at the intersection of Tipton, Lauderdale, and Mississippi counties.

Attachment C-2

ATTACHMENT D
IN THE STATE OF GEORGIA:
That portion of the State of Georgia described as follows:
All of Hart County, all of Franklin County, except the South West Corner, bounded by a line drawn from Carlan in Banks to Aid, and from Aid running West of Bold Springs to the corner of Banks and Madison Counties; That part of Madison County lying North and East of lines drawn from Fort Lamar to the Northern limits of the town of Danielsville, and from the Eastern Limits of Danielsville to Dye in Elbert County, and that part of Elbert County lying North of lines drawn from Dye to a point on the Southern Railroad midway between Goss and Elberton and from this point to a point on the Savannah River, this last line running North of Hulme and Gaines and South of Critic.
(All points referred to are as the same existed on July 11, 1955.)

Attachment D-1

ATTACHMENT E

State	County	Sales Center	Description
South Carolina	Jasper	Bluffton-Piedmont	All locations in Jasper County south of a line drawn from a point (81°10'51.568"W 32°22'43.6"N) on the Jasper-Effingham County line due west of the town of Deerfield, at the intersection (81°5'48.002"W 32°22'43.696"N) of US Highway 321/Deerfield Road and Bush Road; thence northeasterly to a point (81°6'17.56"W 32°26'36.399"N) at the intersection of US Highway 312/Deerfield Road and Floyd Road, just south of, and excluding, Tillman; point (81°0'55.725"W 32°32'58.038"N) on US Highway 278 (approximately one mile north of the intersection of US Highway 278 and State Highway 652/Calf Pen Bay Road on US Highway 278), approximately four (4) miles due west of Bashan (80°56'38.581"W 32°32'58.119"N); thence northwesterly approximately (7) miles to a point (81°5'33.031"W 32°37'38.215"N) of intersection with a line drawn due west north of the town of Gillisonville; thence east passing north of the town of Gillisonville; thence southeast to, and including, Coosawhatchie, at the intersection (80°55'47.418"W 32°35'19.297"N) of the CSX Railroad (formerly the Atlantic Coast Line Railroad and State Highway 462/Morgan Dollar Road; thence clockwise around the boundary of Coosawatchie to the point (80°54'46.219"W 32°34'18.711"N) of intersection with the Coosawhatchie River; thence southeasterly along the Coosawhatchie River to the Broad River, also being the Jasper-Beaufort County line.

Attachment E-1

State	County	Sales Center	Description
South Carolina	Beaufort	Bluffton-Piedmont
All locations in Beaufort County north of a line starting at a point (81°0'44.95"W 32°14'10.443"N) where State Highway 46 (State Highway 170, Okatie Highway) crosses the Beaufort - Jasper County boundary; thence northeast on State Highway 46 to a point (80°58'52.13"W 32°14'30.004"N) at the intersection of State Highway 170 (Okatie Highway), New Riverside Rd, and State Highway 46 (May River Rd); thence northeast on a parallel buffer line that is a one quarter mile (1/4) east of State Highway 170 (Okatie Highway) to a point (80°56'12.735"W 32°17'37.724"N) at the intersection of State Highway 170 (Okatie Highway) and US Highway 278 (Fording Island Rd); thence southeast on US Highway 278 (Fording Island Rd) to a point (80°53'15.427"W 32°17'10.093"N) at the intersection of US Highway 278 (Fording Island Rd) and Pinckney Colony Rd; thence north on Pinckney Colony Rd to a point (80°53'21.451"W 32°18'5.237"N) at the intersection of Pinckney Colony Rd and Harrison Island Rd; thence northeast on Harrison Island Rd out to a point (80°52'43.323"W 32°18'32.776"N) in the Colleton River; thence southeast in the Colleton River following the southern river bank south of Crane Island to a point (80°50'54.186"W 32°18'21.283"N) in the Colleton River; thence northeast into the Callawassie Creek south of Callawassie Island to a point (80°50'44.956"W 32°20'26.027"N) where Callawassie Creek meets the Chechessee Creek; thence northeast in the Chechessee Creek to a point (80°49'9.209"W 32°21'41.708"N) where it meets the Chechessee River; thence north in the Chechessee River to a point (80°50'33.919"W 32°23'5.826"N) where the Chechessee River meets Hazard Creek on the Beaufort - Jasper County boundary. ALSO including that part of Beaufort County west of Broad River on Bird and Buzzard Islands south of Coles Creek. EXCLUDING Lemon and Rose Island.

Attachment E-2

ATTACHMENT F
SCHEDULE 2.17.2
Participating Bottlers
As of the Effective Date:
1.Bink's Coca-Cola Bottling Company
2.Big Springs, Inc. d/b/a Huntsville Coca-Cola Bottling Company
3.Coca-Cola Bottling Company of Minden, Incorporated
4.Trenton Coca-Cola Bottling Company, L.L.C.
5.Coca-Cola Bottling Co. [Williston, ND]
6.Coca-Cola Bottling Works of Pulaski, Tennessee, Incorporated
7.Coca-Cola Bottling Company of Washington, N.C., Inc.
8.Hancock Bottling Co., Inc.
9.Union City Coca-Cola Bottling Company, LLC
10.Decatur Coca-Cola Bottling Company
11.Orangeburg Coca-Cola Bottling Co.
12.Coca-Cola Bottling Co., Columbus Indiana-Inc.
13.Coca-Cola Bottling Company of International Falls
14.Gardner Enterprises, Inc. d/b/a Coca-Cola Bottling Co. of Canyon City
15.Lufkin Coca-Cola Bottling Company, Ltd.
Added After the Effective Date:
1.Ada Coca-Cola Bottling Company
2.Coca-Cola Bottling Company of Bemidji Incorporated
3.Meridian Coca-Cola Bottling Company
4.Coca-Cola Bottling Co. of Dickinson

Attachment F-1

ATTACHMENT G
SCHEDULE 3.2.1-C

Memphis Subterritory Sub-Bottling Payment Schedule

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Attachment G-1

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Attachment G-2

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Attachment G-3

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Attachment G-4

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Attachment G-5

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Attachment G-6

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Attachment G-7

ATTACHMENT H
SCHEDULE 3.2.1-D

Johnson City/Morristown Subterritory Sub-Bottling Payment Schedule

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Attachment H-1

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Attachment H-3

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Attachment H-4

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Attachment H-5

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Attachment H-6

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Attachment H-7

ATTACHMENT I
SCHEDULE 3.2.1-E

Knoxville Subterritory Sub-Bottling Payment Schedule

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Attachment I-1

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Attachment I-2

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Attachment I-6

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Attachment I-7

ATTACHMENT J
SCHEDULE 3.2.1-F

Cleveland/Cookeville Subterritory Sub-Bottling Payment Schedule

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Attachment J-1

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Attachment J-2

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Attachment J-3

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Attachment J-4

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Attachment J-5

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Attachment J-6

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Attachment J-7

ATTACHMENT K
SCHEDULE 3.2.1-G

Louisville/Evansville Subterritory Sub-Bottling Payment Schedule

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Attachment K-1

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Attachment K-2

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Attachment K-3

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Attachment K-4

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Attachment K-5

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Attachment K-6

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Attachment K-7

ATTACHMENT L
SCHEDULE 3.2.1-H

Paducah/Pikeville Subterritory Sub-Bottling Payment Schedule

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Attachment L-1

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Attachment L-2

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Attachment L-3

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